UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2015

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In connection with the financial reporting for the quarter ended March 31, 2015, we recorded certain purchase accounting adjustments relating to the acquisition of Enventis Corporation, a Minnesota corporation (“Enventis”) retrospectively to the original purchase date of October 16, 2014 based on revised data which was considered preliminary as of December 31, 2014. Under Accounting Standards Codification 805, Business Combinations, an acquirer during the measurement period, not to exceed one year from the date of acquisition, shall revise the fair value of the assets and liabilities assumed as if that information was available as of the purchase date. The adjustments recorded to the preliminary purchase accounting for Enventis were based on finalized asset and post-retirement obligation valuations.  These valuation reports impacted the amounts recorded to goodwill, property, plant and equipment, intangible assets, deferred income taxes, pension and other post-retirement obligations and accumulated other comprehensive loss, net reported in the consolidated balance sheet at December 31, 2014 and the amounts reported in the consolidated statement of comprehensive income for the year ended December 31, 2014 related to the change in the pension and post-retirement benefit obligation.  Any impacts to the statement of operations were recorded during the quarter ended March 31, 2015 as the amounts were not considered material to the period ending December 31, 2014.

The following items, which were included in our Annual Report on Form 10-K for the year ended December 31, 2014 (“2014 Form 10-K”), that we filed with the Securities and Exchange Commission (“SEC”) on March 2, 2015, have been revised, in each case, to give effect to the revised valuation of tangible and intangible assets acquired and liabilities assumed:

•	Selected Financial Data for the Years Ended December 31, 2010 through December 31, 2014 (Item 6)

•	Financial Statements and Supplementary Data as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013, and 2012 (Item 8)

•	Controls and Procedures (Item 9A)

Such revised information is filed as Exhibit 99.1 through Exhibit 99.3 to this Current Report on Form 8-K. All other information in the 2014 Form 10-K remains unchanged.

This Current Report on Form 8-K does not reflect events or developments that occurred after March 2, 2015, and does not modify or update the disclosures therein in any way, other than as required to reflect the Enventis purchase accounting adjustment recorded in the quarter ended March 31, 2015 as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our 2014 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in our Quarterly Reports on Form 10-Q for the periods ended March 31, 2015 and June 30, 2015, and in other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with our 2014 Form 10-K, our Forms 10-Q for the periods ended March 31, 2015 and June 30, 2015, and other documents filed by us with the SEC subsequent to March 2, 2015.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data for the Years Ended December 31, 2010 through December 31, 2014

99.2	Financial Statements and Supplementary Data as of December 31, 2014 and 2013 and for the Years Ended December 31, 2014, 2013, and 2012

99.3	Controls and Procedures

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2015
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
		Name:	Steven L. Childers
		Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data for the Years Ended December 31, 2010 through December 31, 2014

99.2	Financial Statements and Supplementary Data as of December 31, 2014 and 2013 and for the Years Ended December 31, 2014, 2013, and 2012

99.3	Controls and Procedures

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document